UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2015

bluebird bio, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35966	13-3680878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street Cambridge, MA	02141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (339) 499-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 6, 2015, bluebird bio, Inc. (“bluebird”) conducted an investor webcast summarizing clinical data from its Northstar (HGB-204), HGB-205 and HGB-206 clinical trials of its LentiGlobin product candidate and preclinical data relating to its bb2121 product candidate, in each case, presented at the 57th Annual Meeting of the American Society of Hematology in Orlando, Florida from December 5-6, 2015.  A copy of the presentation is being furnished as Exhibit 99.4 to this Report on Form 8-K.

The information in Item 7.01 of this Report on Form 8-K and Exhibit 99.4 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01   Other Events

On December 5, 2015 and December 6, 2015, bluebird issued three press releases announcing clinical data from its Northstar (HGB-204), HGB-205 and HGB-206 clinical trials of its LentiGlobin product candidate and preclinical data relating to its bb2121 product candidate, in each case, presented at the 57th Annual Meeting of the American Society of Hematology in Orlando, Florida from December 5-6, 2015.  The full text of bluebird’s press releases regarding these announcements is filed as Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on December 5, 2015
99.2	Press release issued by bluebird bio, Inc. on December 6, 2015
99.3	Press release issued by bluebird bio, Inc. on December 6, 2015
99.4	Investor presentation provided by bluebird bio, Inc. on December 6, 2015

ACTIVE/71742392.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2015	bluebird bio, Inc.
	By:	/s/ Jason F. Cole
Jason Cole
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on December 5, 2015
99.2	Press release issued by bluebird bio, Inc. on December 6, 2015
99.3	Press release issued by bluebird bio, Inc. on December 6, 2015
99.4	Investor presentation provided by bluebird bio, Inc. on December 6, 2015